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                                                                   Exhibit 10.35
                             [FIELDWORKS LETTERHEAD]
                          PRODUCT EVALUATION AGREEMENT


This Product Evaluation Agreement (the "Agreement") is made as of the Effective Date between FieldWorks, Incorporated ("FieldWorks") located at 7631 Anagram Drive, Eden Prairie, Minnesota 55344 and

       Company:
                 -------------------------------------------
       Address:
                 -------------------------------------------

                 -------------------------------------------
     Telephone:  Voice:
                         -----------------------------------
                   FAX:
                         -----------------------------------
(the "Customer").

FieldWorks and Customer hereby agree as follows:

1. TERM; EVALUATION OF PRODUCT; TAXES. Customer shall use the FieldWorks WorkStation and items listed on Exhibit A ("Product") solely for the purpose of making an internal evaluation of the Product with the intent to make a purchasing determination and for no other purpose. The loan of Product is made on a no-charge basis, but Customer shall be responsible for all applicable taxes (if any), insurance and return shipping charges. Customer will promptly return the Product to FieldWorks, or ship to destination as directed by FieldWorks, at the end of the evaluation period.

2. PRODUCT (including items listed on Exhibit A).

Description:
             -----------------------------------------

             -----------------------------------------
       Quantity:      1         Value:  $
                  -----------              ----------------
      Serial No:                        RMA No:
                  -----------------              ----------

3. CONTROL AND TITLE. Customer warrants that it will remain in sole possession, custody and control of the Product at all times while it is on loan from FieldWorks, and Customer will not allow any third party to use, access, or control it without prior written consent of FieldWorks. Title and all proprietary rights to the Product will remain solely in FieldWorks unless and until Customer has purchased the Product. Customer shall not grant a security interest or otherwise encumber the Product.

4. SHIPPING CHARGES. FieldWorks' standard shipping and insurance costs for delivery of the Product to Customer will be paid by FieldWorks. Customer will be responsible for non-standard shipping and insurance costs for delivery, and for insurance and shipping costs for the return of the Product at the end of the evaluation period.

5. DELIVERY; RISK OF LOSS AND RETURN. Subject to availability, FieldWorks shall deliver the Product to the Customer's location listed above. Customer shall bear all risk of loss for the Product during the term hereof. Customer shall insure the Product at Customer's own expense, for all loss, at the value stated in paragraph 2. If the Product is damaged, lost or stolen while with Customer, or if Customer does not return the Product at the end of the evaluation period, Customer agrees to purchase the Product at FieldWorks' then current commercial price. When shipping the Product to FieldWorks, Customer must mark the outside of the shipping containers with the RMA number recorded in paragraph 2.

6. WARRANTY. The Product is provided to Customer on an "as is" basis, without any warranties of any kind, express or implied, including, but not limited to, any warranties of merchantability or fitness for a particular purpose.

7. ADDITIONS AND ATTACHMENTS. Customer may integrate software and/or hardware into the Product solely for the purpose of evaluation with the intent to make a purchasing decision and for no other purpose. If Customer integrates software and/or hardware in the Product, Customer shall remove the same and restore the Product to its original condition prior to its return.

8. CUSTOMER'S INDEMNITY. Customer shall defend, indemnify and hold FieldWorks harmless from any and all claims based on or related to the use of the Product or any portion thereof, or to this Agreement, including, but not limited to, liability for property damage and claims of third parties.

9. GENERAL. This Agreement shall be governed by and interpreted under the laws of Minnesota.

End of evaluation period:
                               -----------------------
                               (Product Return Date)


-----------------------------------------------------------
             (print Customer's company name)



-----------------------------------------------------------
                       (sign name)

----------------------------------------    ---------------
             (print name)                     (Effective
                                                Date)

----------------------------------------
             (print title)

Customer, please sign the Agreement and Fax to FieldWorks Sales Support at F:
(612) 949-2791, at which time FieldWorks will schedule shipment of the Product.


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[LOGO OF FIELDWORKS, INC.]

                                    Exhibit A


     The follow listed items where shipped with the FieldWorks WorkStation listed on page 1, and are subject to all terms and conditions that apply to
     Product:



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